UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) April 24, 2013

E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-815	51-0014090
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)

Registrant’s telephone number, including area code:   (302) 774-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

DuPont's Annual Meeting of Stockholders was held on April 24, 2013. A total of 761,788,827 shares of common stock were voted in person or by proxy, representing 82.89 percent of the shares entitled to be voted. The following are the final voting results on proposals considered and voted upon at the meeting, all of which are described in the company's 2013 Proxy Statement.

1.    Election of Directors. The 11 nominees listed below were elected to serve on the Board of Directors for the ensuing year.

Director	For	Against	Abstentions	Broker Non-Votes
L. Andreotti	615,017,019	4,042,692	2,254,300	140,474,816
R. H. Brown	595,750,608	23,353,875	2,209,528	140,474,816
R. A. Brown	614,934,124	4,155,759	2,224,128	140,474,816
B. P. Collomb	614,925,892	4,142,164	2,245,955	140,474,816
C. J. Crawford	596,155,607	22,956,029	2,202,375	140,474,816
A. M. Cutler	588,565,961	30,393,746	2,354,304	140,474,816
E. I. du Pont	614,963,536	4,290,113	2,060,362	140,474,816
M. A. Hewson	602,255,301	16,921,672	2,137,038	140,474,816
L. D. Juliber	598,577,557	20,410,095	2,326,359	140,474,816
E. J. Kullman	599,758,327	17,842,108	3,713,576	140,474,816
L. M. Thomas	615,170,682	3,940,676	2,202,653	140,474,816

2.	Ratification of PricewaterhouseCoopers LLP as the company's Independent Registered Public Accounting Firm.

For	749,212,342
Against	10,024,470
Abstentions	2,552,015
Broker Non-Votes	—

The foregoing proposal was approved.

3.	Management proposal to approve, by advisory vote, executive compensation.

For	582,793,163
Against	32,684,291
Abstentions	5,836,557
Broker Non-Votes	140,474,816

The foregoing proposal was approved.

4.
Stockholder proposal requesting the Board of Directors adopt a policy that, whenever possible, the Chair of the Board of Directors be a director who has not previously served as an executive officer of the company.

For	208,354,798
Against	408,019,654
Abstentions	4,939,559
Broker Non-Votes	140,474,816

 The foregoing proposal was not approved.

5.	Stockholder proposal requesting the Board of Directors prepare a report disclosing the Company's lobbying policy, procedures and payments.

For	199,750,055
Against	398,067,260
Abstentions	23,496,696
Broker Non-Votes	140,474,816

     The foregoing proposal was not approved.

6.	Stockholder proposal requesting the Board of Directors review and report on the Company's internal controls related to potential adverse impacts associated with genetically modified organisms.

For	32,626,183
Against	549,018,317
Abstentions	39,669,511
Broker Non-Votes	140,474,816

     The foregoing proposal was not approved.

7.	Stockholder proposal requesting the Board of Directors prepare a report reviewing the compensation packages provided to senior executives of the company.

For	39,738,628
Against	557,259,718
Abstentions	24,315,665
Broker Non-Votes	140,474,816

     The foregoing proposal was not approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY
(Registrant)

/s/ Barry J. Niziolek
Barry J. Niziolek
Vice President and Controller

April 29, 2013

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